UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 30, 2026

FERGUSON ENTERPRISES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42200	38-4304133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

751 Lakefront Commons Newport News, Virginia	23606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: +1-757-874-7795
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FERG	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Ferguson Enterprises Inc. (the “Company”) held its 2026 annual meeting of stockholders on April 30, 2026 (the “Annual Meeting”). See the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2026 for more information on each proposal, including the vote required for each proposal to be passed.
Set forth below are the final voting results from the Annual Meeting.
Based on such results, the stockholders (i) elected each of the eleven director nominees to hold office until the Company’s next annual meeting of stockholders and until such director’s successor shall have been elected and qualified; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers for the five-month transition period from August 1, 2025 to December 31, 2025.

Proposal 1: Election of directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Rekha Agrawal	161,785,039	964,788	545,726	5,618,293
Kelly Baker	159,583,043	3,166,854	545,656	5,618,293
Rick Beckwitt	162,369,368	380,139	546,046	5,618,293
Bill Brundage	149,695,098	13,054,387	546,068	5,618,293
Geoff Drabble	158,293,953	4,455,893	545,707	5,618,293
Cathy Halligan	162,001,968	746,318	547,267	5,618,293
Brian May	161,672,137	1,077,800	545,616	5,618,293
James S. Metcalf	161,515,268	1,234,239	546,046	5,618,293
Kevin Murphy	162,708,039	41,465	546,049	5,618,293
Alan Murray	152,006,121	10,441,669	847,763	5,618,293
Suzanne Wood	162,723,711	23,973	547,869	5,618,293

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
168,080,698	308,670	524,478	—

Proposal 3: Advisory vote to approve the compensation of the Company’s named executive officers for the five-month transition period from August 1, 2025 to December 31, 2025.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
150,365,306	12,379,489	550,758	5,618,293

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Ferguson Enterprises Inc.
Date:	May 4, 2026	By:	/s/ Ian Graham
		Name:	Ian Graham
		Title:	Chief Legal Officer & Corporate Secretary